Exhibit 99.2

                NOTICE OF GUARANTEED DELIVERY FOR

    RECEIPTS ON CORPORATE SECURITIES TRUST, SERIES FDX 1997-1


           This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Receipts on Corporate Securities Trust, Series FDX 1997-1 (the "Trust"), made pursuant to the Prospectus, dated [__________], 1998 (the "Prospectus"), and the enclosed Letter of Transmittal (the "Letter of Transmittal") if certificates for Old Certificates are not immediately available or time will not permit all required documents to reach the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to The Bank of New York (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Certificates pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

        Delivery to: The Bank of New York, Exchange Agent

                        By Mail or By Hand
                       The Bank of New York
                   101 Barclay Street, 12 East
                     New York, New York 10286
           Attention: Corporate Trust -- Administration


                    Telephone: (212) 815-5098
                    Facsimile: (212) 815-5999

           Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

Ladies and Gentlemen:

           Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Trust the Notional Amount of Old Certificates set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer -- Guaranteed
Delivery Procedures" section of the Prospectus.

Notional Amount of Old Certi-
ficates Tendered:                  Name(s) of Record Holders(s):

$____________________________      ____________________________

Certificate Nos. (if               ____________________________
available):
                                   Address(es):
_____________________________
                                   _____________________________
_____________________________
                                   _____________________________

                                   Area Code and Telephone
                                   Number(s):

                                   _____________________________

                                   Signature(s):

                                   _____________________________

                                   _____________________________


          THE ACCOMPANYING GUARANTEE MUST BE COMPLETED.

                            GUARANTEE

             (Not to be used for signature guarantee)

The undersigned, a firm that is a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office correspondent in the United States or any "eligible guarantor" institution within the meaning of Rule 17Ad-15 of the Exchange Act of 1934, as amended., hereby (a) guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, the certificates representing all tendered Old Certificates, in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.


Name of Firm: ___________________  ______________________________
                                      (Authorized Signature)

Address:_________________________

_________________________________

Area Code and
Telephone Number:________________

                                    Title:_______________________

                                    Name:________________________

                                    Date:________________________